Exhibit 10.1

FIRST AMENDMENT TO FINANCING AGREEMENT

This FIRST AMENDMENT TO FINANCING AGREEMENT (the "First Amendment"), dated as of the 29th day of July, 2005, is made by and among Horizon Offshore, Inc., a Delaware corporation (the "Parent"), each subsidiary of the Parent listed as a "Borrower" on the signature pages hereto (together with the Parent, each a "Borrower" and collectively, the "Borrowers"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages hereto (each a "Guarantor" and collectively, the "Guarantors"), the investors listed on the signature pages hereto, Manchester Securities Corp., a New York corporation ("Manchester"), as collateral agent for the Lenders (in such capacity, the "Collateral Agent"), and Manchester, as administrative agent for the Lenders (in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents").

W I T N E S S E T H:

WHEREAS, the Borrowers, the Guarantors, the investors signatory thereto, and the Agents entered into that certain Financing Agreement, dated as of March 31, 2005 (the "Original Financing Agreement"), pursuant to which the Lenders extended credit to the Borrowers consisting of (a) a term loan A facility in an aggregate principal amount not to exceed $30,000,000, and (b) a term loan B facility in an aggregate principal amount not to exceed $40,000,000; and

WHEREAS, the Borrowers, the Guarantors, the Term Loan A Lenders signatory hereto and the Agents desire to amend certain provisions of the Original Financing Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and premises contained herein, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed and do hereby agree as follows:

1.     Capitalized terms used in this First Amendment, and not otherwise defined herein, shall have the meanings assigned to them in the Original Financing Agreement.

2.      Section 2.03 of the Original Financing Agreement is hereby amended and restated in its entirety as follows:

"Section 2.03 Repayment of Loans; Evidence of Debt.  (a)  Each Term Loan A Lender identified in Section 2.03(f) below requires that its Pro Rata Share of the outstanding principal of the Term Loan A shall be repayable in consecutive monthly installments, on the first day of each month, commencing on August 1, 2005 and ending on the Final Maturity Date, consisting of a monthly principal payment in an amount equal to (x) $500,000 times (y) the Pro Rata Share of such Term Loan A Lender; provided, however, that the last installment shall be in the amount necessary to repay in full the unpaid principal amount of the Term Loan A (including the outstanding Term Loan A PIK Amount) to all Term Loan A Lenders. The outstanding principal of the Term Loan A (including the outstanding Term Loan A PIK Amount) and of the Term Loan B (including the outstanding Term Loan B PIK Amount) shall be repaid in full on the Final Maturity Date. The Borrowers promise and agree to make such required installment payments of principal and payment of all such principal and interest at the Final Maturity Date.

(b)     Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(c)     The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

(d)     The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section 2.03 shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that, the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement.

(e)     Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrowers shall execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) in a form furnished by the Collateral Agent and reasonably acceptable to the Administrative Borrower. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 12.07) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

(f)     For the period from August 1, 2005 through July 1, 2006, the Term Loan A Lenders that require payment of monthly installments of principal of the Term Loan A in accordance with Section 2.03 (a) above are as follows: Langley Partners, L.P., Highland Crusader Offshore Partners, Hedgehog Capital, The Conus Fund, L.P., East Hudson Inc. (BVI), The Conus Fund Offshore Limited and The Conus Fund (QP), L.P. For the sake of clarity, the Term Loan A Lenders that require no payment of monthly installments of principal of the Term Loan A in accordance with Section 2.03 (a) for the period from August 1, 2005 through July 1, 2006 are as follows: Manchester, Lloyd I. Miller, individually, Lloyd I. Miller Trust A-4, MilFam I, L.P. and MilFam II, L.P. Commencing effective as of August 1, 2006, all of the Term Loan A Lenders will require payment of monthly installments of principal of the Term Loan A in accordance with Section 2.03(a) above such that the aggregate monthly installment of principal of the Term Loan A to be paid by the Borrowers will be $500,000, and the Borrowers promise and agree to make such required installment payments.

(g)    From time to time during the period from August 1, 2005 through July 1, 2006, the Administrative Borrower may, upon written notice delivered to the Administrative Agent no fewer than five (5) Business Days before the date on which each monthly installment payment contemplated by Section 2.03(a) is due, propose to each Term Loan A Lender identified in the second sentence of Section 2.03(f) that each such Term Loan A Lender be paid and accept a principal payment on its Term A Loans equal to its Pro Rata Share of $500,000, which proposed payment may be waived by each such Term Loan A Lender in its sole discretion. If such Term Loan A Lender elects to waive its right to any such proposed payment, such Term Loan A Lender shall provide notice of same to the Administrative Agent and the Administrative Borrower within such five (5) Business Day period and, in such case, no such payment or proposed payment shall be made, or otherwise subject to the provisions of Section 2.05(b)(i)."

3.      The Borrowers and the Guarantors hereby represent and warrant to the Lenders and the Agents that (i) each of the representations and warranties of the Borrowers and the Guarantors contained in the Original Financing Agreement and the other Loan Documents are true, correct and complete as of the date hereof and apply to the execution of this First Amendment and any other documents executed in connection herewith; (ii) the Borrowers and the Guarantors have complied with all covenants, terms and other conditions set forth in the Original Financing Agreement and the other Loan Documents as of the date hereof; and (iii) there exists no Default as of the date hereof.

4.      It is further understood and agreed by and among the parties hereto that all terms and conditions of the Original Financing Agreement, except as herein modified, shall remain in full force and effect.

5.     The parties hereto confirm that the Lenders signatory hereto constitute the Required Lenders as that term is defined and used in the Original Financing Agreement.

6.     This First Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This First Amendment will be effective when a counterpart hereof has been executed on behalf of each Borrower, each Guarantor, the Agents and each Term Loan A lender identified in the second sentence of amended and restated Section 2.03(f) of the Credit Agreement, as set forth in Section 2 of this First Amendment; provided, however, that such Term Loan A Lenders include at least the Required Lenders.

[Signatures on following pages.]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Financing Agreement to be duly executed as of the day and year first above written.

BORROWERS:
HORIZON OFFSHORE, INC., a Delaware corporation
By:	/s/ David W. Sharp
David W. Sharp

HORIZON VESSELS, INC., a Delaware corporation
By:	/s/ David W. Sharp
David W. Sharp

HORIZON OFFSHORE CONTRACTORS, INC., a Delaware corporation
By:	/s/ David W. Sharp
David W. Sharp

GUARANTORS:
ECH OFFSHORE, S. DE R.L. DE C.V., a company organized under the laws of Mexico
By:	/s/ David W. Sharp
David W. Sharp

HORIZON VESSELS INTERNATIONAL, LTD., a company organized under the laws of the Cayman Islands
By:	/s/ David W. Sharp
David W. Sharp

HOC OFFSHORE, S. DE R.L. DE C.V., a company organized under the laws of Mexico
By:	/s/ David W. Sharp
David W. Sharp

HORIZEN, L.L.C., a Delaware limited liability company
By:	/s/ David W. Sharp
David W. Sharp

PROGRESSIVE PIPELINE CONTRACTORS, INC., a Delaware corporation
By:	/s/ David W. Sharp
David W. Sharp

AFFILIATED MARINE CONTRACTORS, INC., a Delaware corporation
By:	/s/ David W. Sharp
David W. Sharp

FLEET PIPELINE SERVICES, INC., a Delaware corporation
By:	/s/ David W. Sharp
David W. Sharp

HORIZON MARINE CONSTRUCTION LTD., a company organized under the laws of the Cayman Islands
By:	/s/ David W. Sharp
David W. Sharp

BAYOU MARINE CONTRACTORS, INC., a Delaware corporation
By:	/s/ David W. Sharp
David W. Sharp

GULF OFFSHORE CONSTRUCTION, INC., a Delaware corporation
By:	/s/ David W. Sharp
David W. Sharp

COLLATERAL AGENT AND ADMINISTRATIVE AGENT:
MANCHESTER SECURITIES CORP., a New York corporation
By:	/s/ Elliot Greenberg
Elliot Greenberg
Vice President

LENDERS:
MANCHESTER SECURITIES CORP., a New York corporation
By:	/s/ Elliot Greenberg
Elliot Greenberg
Vice President

LLOYD I. MILLER
By:	/s/ Lloyd I. Miller
Lloyd I. Miller, in his individual capacity

LLOYD I. MILLER TRUST A-4
By:	/s/ Lloyd I. Miller
Lloyd I. Miller

MILFAM I, L.P.
By:	/s/ Lloyd I. Miller
Lloyd I. Miller

MILFAM II, L.P.
By:	/s/ Lloyd I. Miller
Lloyd I. Miller